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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2000


                              LIBERATE TECHNOLOGIES
             (Exact name of registrant as specified in its charter)



          Delaware                    000-26565                 94-3245315
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)       (Commission File Number)    Identification Number)


              2 Circle Star Way, San Carlos, California 94070-6200
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 701-4000

          (Former name or former address, if changed since last report)



The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed July 7, 2000, for the event of June 22, 2000.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

         Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheets of MoreCom, Inc. as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended, the period September 15, 1997 (date of inception) to December 31, 1997 and the period September 15, 1997 (date of inception) to December 31, 1999, along with the notes to the financial statements and the unaudited balance sheet of MoreCom, Inc. as of March 31, 2000 and the related unaudited statements of operations and cash flows for each of the three month periods ended March 31, 2000 and 1999, and the period September 15, 1997 (date of inception) to March 31, 2000 along with the unaudited notes to financial statements.

         (b)     Pro Forma Financial Information

         The following documents appear as exhibit 99.2 to this Current Report on Form 8-K/A:

                 (1) Unaudited Pro Forma Condensed Combined Statement of
                     Operations for the nine months ended February 29, 2000.

                 (2) Unaudited Pro Forma Condensed Combined Statement of
                     Operations for the year ended May 31, 1999.

                 (3) Unaudited Pro Forma Condensed Combined Balance Sheet as of
                     February 29, 2000.

                 (4) Notes to the Unaudited Pro Forma Condensed Combined
                     Financial Information.


         (c)     Exhibits


    EXHIBIT
      NO.     EXHIBIT
    -------   -------
       2.3 *  Plan and Agreement of Reorganization with MoreCom, Inc., dated
              March 27, 2000

       2.4 *  Amendment No. 1 to Plan and Agreement of Reorganization with
              MoreCom, Inc.

       23.5   Consent of Ernst & Young LLP

       99.1   Financial Statements of MoreCom, Inc.

       99.2   Unaudited Pro Forma Condensed Combined Financial Information

         * Incorporated by reference to Exhibits 2.3 and 2.4 to the Registrant's Form 8-K filed July 7, 2000


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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned, thereunto duly authorized.

                                    Liberate Technologies

Date: July 14, 2000 by:               /s/ Nancy J. Hilker
                                    --------------------------

                                    Nancy J. Hilker,
                                    Vice President and
                                    Chief Financial Officer
                                    (Duly authorized officer and
                                    Principal Financial Officer)